UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

SBC Medical Group Holdings Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41462	88-1192288
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Spectrum Center Dr. STE 300 Irvine, CA	92618
(Address of Principal Executive Offices)	(Zip Code)

949-593-0250

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SBC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SBCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 17, 2024, SBC Medical Group Holdings Incorporated (the “Company”), through its subsidiary SBC Medical Co., Ltd. (“SBC Medical”), entered into definitive agreements to sell and transfer all of the shares in its subsidiaries, SBC Kijimadaira Resort Co., Ltd. (“Kijima”) and Skynet Academy Co., Ltd. (“Skynet”), to entities owned by Dr. Yoshiyuki Aikawa, the Company’s Director, Chairman and Chief Executive Officer. Kijima operates a ski resort and hotel management business. Skynet operates an aircraft pilot training business.

The Board of Directors of the Company and the Audit Committee thereof reviewed and determined that the proposed related party transactions are in the best interest of the Company and approved and authorized the transactions. The Company pursued the transactions to concentrate business and management resources on the Company’s main medical business. The transactions are expected to close in December 2024, subject to customary closing conditions.

Based on valuations conducted by an independent third-party, (i) Kijima’s shares were valued at nominal sale price due to its insolvency, and (ii) Skynet’s shares were valued at an immaterial sale price by using the discounted cashflow method. The impact on the Company’s consolidated book value was also immaterial.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBC Medical Group Holdings Incorporated

Date: December 20, 2024	By:	/s/ Ryoji Murata
Name: Ryoji Murata
Title: Chief Financial Officer